SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                            and Exchange Act of 1934

Filed by the Registrant   |X|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, For Use of the Commission Only
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-12

                           CALIFORNIA AMPLIFIER, INC.
             (Exact name of Registrant as specified in its Charter)

                           CALIFORNIA AMPLIFIER, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee:

|X|   No fee required.

      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

      Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (1) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                                     [LOGO]
                           CALIFORNIA AMPLIFIER, INC.

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            to be held July 17, 2003

                       ----------------------------------

To the Stockholders of CALIFORNIA AMPLIFIER, INC.:

The Annual Meeting of Stockholders of California Amplifier, Inc. will be held at the Radisson Hotel, 600 East Esplanade Drive, Oxnard, California 93030, on Thursday, July 17, 2003 at 10:00 a.m. local time, for the purpose of considering and acting upon the following proposals:

      1. To elect six directors to hold office until the next Annual Meeting of Stockholders.

      2. To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on June 10, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by any stockholder for any purposes related to the Annual Meeting, during normal business hours, from July 7, 2003 until July 17, 2003 at the Company's executive offices located at 460 Calle San Pablo, Camarillo, California 93012.

By Order of the Board of Directors,

/s/ Richard K. Vitelle

Richard K. Vitelle
Corporate Secretary

Camarillo, California
June 16, 2003

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. STOCKHOLDERS MAY VOTE IN PERSON IF THEY ATTEND THE MEETING EVEN THOUGH THEY HAVE EXECUTED AND RETURNED A PROXY.

                           CALIFORNIA AMPLIFIER, INC.

Corporate Headquarters:                                        Place of Meeting:
460 Calle San Pablo                                               Radisson Hotel
Camarillo, CA 93012                                     600 East Esplanade Drive
                                                                Oxnard, CA 93030

                            Telephone: (805) 987-9000

                           -------------------------

                                 PROXY STATEMENT

                           -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  July 17, 2003

                   Approximate date of mailing: June 20, 2003

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of California Amplifier, Inc. (the "Company" or "California Amplifier") of proxies for use at the Annual Meeting of Stockholders of California Amplifier (the "Annual Meeting") to be held on Thursday, July 17, 2003 at 10:00 a.m. local time or at any adjournment or postponement thereof.

                                  VOTING RIGHTS

Stockholders of record of California Amplifier as of the close of business on the record date established for the Annual Meeting, June 10, 2003, have the right to receive notice of and to vote at the Annual Meeting. On June 10, 2003, California Amplifier had issued and outstanding 14,745,812 shares of Common Stock, par value $0.01 per share ("Common Stock"), the only class of voting securities outstanding.

Each stockholder of record as of the record date will be entitled to one vote for each share of Common Stock held as of the record date. The presence at the Annual Meeting in person or by proxy of a majority of the shares of Common Stock outstanding as of the record date will constitute a quorum for transacting business. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors, and will be counted as present for purposes of the item on which the abstention is noted, and therefore counted in the tabulation of the votes cast on a proposal with the effect of a negative vote. Under applicable Delaware law, broker non-votes are not counted for purposes of determining the votes cast on a proposal.

Persons Making the Solicitation

The Proxy is solicited on behalf of the Board of Directors of the Company. The only solicitation materials to be sent to stockholders will be this Proxy Statement and the accompanying Proxy. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors also intends to solicit the Proxies held on behalf of stockholders by brokers, dealers, banks and voting trustees, or their nominees. The Company will pay all reasonable expenses by such holders for mailing the solicitation material to the stockholders for whom they hold shares. All solicitation expenses are being paid by the Company.

Terms of the Proxy

The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify, with respect to the election of directors, whether the Proxy holder shall vote for or be without authority to vote on any or all candidates. The Proxy also confers upon the holders thereof discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

Where a stockholder has appropriately directed how the Proxy is to be voted, the shares will be voted in accordance with the stockholder's direction. In the absence of instructions, shares represented by valid Proxies will be voted in favor of the nominees for director and in favor of all proposals set forth in the Notice of Meeting and this Proxy Statement. If any other matters are properly presented at the Annual Meeting, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to the Corporate Secretary of the Company or by filing a duly executed Proxy bearing a later date. Stockholders may also vote in person if they attend the Annual Meeting even though they have executed and returned a Proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of June 10, 2003 by (i) each person or entity who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director and nominee for director, (iii) each executive officer appearing in the Summary Compensation Table appearing elsewhere in this Proxy Statement and (iv) all directors and executive officers as a group. The Company knows of no agreements among its stockholders that relate to voting or investment power over its Common Stock.

Name and Address of
Beneficial Owner (1):                        Shares Beneficially Owned (2):          Percent (3):
--------------------                         -----------------------------           -----------
Ira Coron, Chairman of the Board
     of Directors                                       118,600                              *

Fred Sturm, Chief Executive Officer,
     President and Director                             225,000                            1.5%

Robert Hannah, Vice President,
     Satellite Products                                 155,000                            1.0%

Patrick Hutchins, Vice President,
     Operations                                          41,750                              *

Kris Kelkar, Vice President,
     Wireless Access Products                           186,250                            1.2%

Richard Vitelle, Vice President, Finance and
     Chief Financial Officer                             45,000                              *

Richard Gold, Director                                   24,000                              *

Arthur Hausman, Director                                 77,210                              *

Frank Perna, Jr., Director                               32,000                              *

Thomas Ringer, Director                                  59,000                              *

All directors and executive officers
as a group (11 persons)                               1,048,810                            6.7%

State of Wisconsin Investment Board (4)               1,480,800                           10.0%

*     Less than 1.0% ownership

(1) The address of each named officer and director is 460 Calle San Pablo, Camarillo, California 93012.

(2) Includes shares purchasable upon exercise of exercisable stock options as of June 10, 2003 or within 60 days thereafter, in the following amounts:

      Ira Coron                                          32,000
      Fred Sturm                                        225,000
      Robert Hannah                                     143,750
      Patrick Hutchins                                   35,000
      Kris Kelkar                                       184,150
      Richard Vitelle                                    45,000
      Richard Gold                                       24,000
      Arthur Hausman                                     72,000
      Frank Perna, Jr.                                   32,000
      Thomas Ringer                                      56,000
      All officers and directors as a group             933,900

(3) For the purposes of determining the percentage of outstanding Common Stock held by the persons set forth in the table, the number of shares is divided by the sum of the number of outstanding shares of the Company's Common Stock on June 10, 2003 (14,745,812 shares) and the number of shares of Common Stock subject to options exercisable currently or within 60 days of June 10, 2003 by such persons.

(4) This information is based on a Schedule 13G/A filed by the State of Wisconsin Investment Board with the Securities and Exchange Commission on March 7, 2003. The address for the State of Wisconsin Investment Board is P.O. Box 7842, Madison, Wisconsin 53707.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

A board of six directors will be elected at the Annual Meeting. It is intended that the shares of Common Stock represented by each Proxy, unless otherwise specified on the Proxy, will be voted for the election to the Board of Directors of each of the six nominees set forth below. Directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at the meeting. The term of office of each person elected as director will continue until the next Annual Meeting of Stockholders, or until his successor has been elected and qualified. The Board of Directors recommends a vote "FOR" each of the six nominees.

In the event that any of the nominees for director listed below should become unavailable for election for any currently unforeseen reason, the persons named in the accompanying Proxy have the right to use their discretion to vote for such other person as may be determined by the holders of such Proxies. To the best of the Company's knowledge, all nominees are and will be available to serve.

The following table sets forth the name and age of each nominee for director, the calendar year each was first elected as a director and the positions each currently holds with the Company:

                                        Capacities in                Director
Name                      Age           Which Served                  Since
----                      ---           ------------                  -----

Ira Coron                  74         Chairman of the Board            1994
                                      of Directors

Fred Sturm                 45         Chief Executive Officer,         1997
                                      President and Director

Richard Gold               48         Director                         2000

Arthur Hausman             79         Director                         1987

Frank Perna, Jr.           65         Director                         2000

Thomas Ringer              71         Director                         1996

Ira Coron has been Chairman of the Board for California Amplifier, Inc. since March 1994. In addition, he was the Chief Executive Officer until 1997 and remained an officer of the Company until February 1999. From 1989 to 1994 he was an independent management consultant to several companies and venture capital firms. He retired from TRW Inc., after serving in numerous senior management positions from June 1967 to July 1989 among which was Vice President and General Manager of TRW's Electronic Components Group. He also served as a member of the Executive Committee of the Wireless Communications Association.

Fred Sturm was appointed Chief Executive Officer, President and Director in August 1997. Prior to joining the Company, from 1990 to 1997, Mr. Sturm was President of Chloride Power Systems (USA), and Managing Director of Chloride Safety, Security, and Power Conversion (UK), both of which are part of Chloride Group, PLC (LSE: CHLD). From 1979 to 1990, he held a variety of general management positions with M/A-Com and TRW Electronics, which served radio frequency (RF) and microwave markets.

Richard Gold has been a director of the Company since December 2000. Mr. Gold is President and Chief Executive Officer of Nova Crystals, Inc., a privately held supplier of optical communications equipment, a position he has held since December 2002. He also serves as Chairman of Radia

Communications, Inc., a privately held supplier of wireless communications semiconductors, a position he has held since June 2002. Previously, Mr. Gold was Chairman, President and Chief Executive Officer of Genoa Corporation, a privately held supplier of optical communications equipment, from January 1999 to June 2002. From November 1991 through December 1998, Mr. Gold held various senior-level executive positions with Pacific Monolithics, Inc., a supplier of wireless communications equipment, including Vice President-Engineering, Chief Operating Officer and, from January 1997 through December 1998, President and Chief Executive Officer. In October 1998, Pacific Monolithics filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Mr. Gold is a director of Nucentrix Broadband Networks, Inc.

Arthur Hausman has been a director of the Company since 1987. Mr. Hausman, a private investor, currently serves as a director of Drexler Technology Corporation, a publicly held manufacturer of optical data storage products. Until his retirement in 1988, he served as Chairman of the Board of Directors and Chief Executive Officer of Ampex Corporation, a manufacturer of professional audio-video systems, data/memory products and magnetic tape, where he was employed for 27 years. Mr. Hausman was appointed by President Reagan to the President's Export Council, to the Council's Executive Committee and to the Chairmanship of the Export Administration Subordinate Committee of the Council for the period 1985 to 1989.

Frank Perna, Jr. has been a director of the Company since May 2000. From 1998 to the present Mr. Perna has served as Chairman and Chief Executive Officer of MSC Software Corporation. From 1994 to 1998, Mr. Perna was Chairman and Chief Executive Officer of EOS Corporation, and from 1990 to 1993 he was Chief Executive Officer of Magnetek, Inc. Mr. Perna also serves as Chairman of the Board of Software.com and on the Board of Trustees of Kettering University.

Thomas Ringer has been a director of the Company since August 1996. Since 1990, Mr. Ringer has been actively involved as a member of the boards of directors for various public and private companies. Mr. Ringer is currently Chairman of Wedbush Morgan Securities, Inc., an investment banking and financial services company, Chairman of Document Sciences Corporation, a publicly held company engaged in developing and marketing document automation software, Chairman of M.S. Aerospace, Inc., a privately held manufacturer of aerospace fasteners, Chairman of the Center for Innovation and Entrepreneurship, an executive education services company, and Chairman of Camping Business Systems, Inc., a collateral recovery services company. Prior to 1990, Mr. Ringer served as President and Chief Executive Officer of Recognition Equipment Inc., a New York Stock Exchange listed company, President and Chief Executive Officer of Fujitsu Systems of America, Inc. and President and Chief Executive Officer of Computer Machinery Corporation.

Committees of the Board

The Board of Directors has delegated certain of its authority to three committees: the Compensation Committee, the Audit Committee and the Governance and Nominating Committee. The Compensation Committee is composed of Messrs. Coron, Gold and Hausman, with Mr. Hausman serving as Chairman. The Audit Committee is composed of Messrs. Hausman, Perna and Ringer, with Mr. Ringer serving as Chairman. The Governance and Nominating Committee is composed of Messrs. Gold and Perna, with Mr. Gold serving as Chairman.

The primary functions of the Compensation Committee are to review and make recommendations to the Board of Directors with respect to the compensation of the Company's executive officers, and to administer the Company's stock option plans. See also the Compensation Committee Report on Executive Compensation included elsewhere herein.

The primary functions of the Audit Committee are to review and approve the scope of audit procedures performed by the Company's independent auditors, to review the audit reports rendered by the Company's independent auditors, to monitor the internal control environment within the Company, and to pre-approve the fees for all audit and non-audit services charged by the independent auditors. The Audit Committee reports to the Board of Directors with respect to such matters and makes recommendations with respect to its findings. See also the Report of the Audit Committee included elsewhere herein.

The primary functions of the Governance and Nominating Committee are to review and make recommendations on the composition of the Board and its committees, to evaluate and recommend candidates for election to the Board, and to review and make recommendations to the full Board on corporate governance matters.

Board of Director and Committee Attendance

In fiscal year 2003, the Board of Directors held eight meetings, the Compensation Committee held six meetings, the Audit Committee held eight meetings, and the Governance and Nominating Committee held one meeting. All directors attended more than 75% of the aggregate meetings of the Board and committees on which the directors serve which were held during fiscal year 2003.

Compensation of Directors

For fiscal year 2003, each non-employee director received an annual retainer as follows:

      o     $25,000 for the Chairman of the Board;

      o     $20,000 for chairmen of board committees;

      o     $15,000 for other non-employee directors

Annual retainers are payable monthly at 1/12th of the annual amount.

Non-employee directors also receive meeting fees as follows:

      o     A fee of $1,250 for each Board meeting attended in person;

      o     A fee of $625 for each Board meeting attended telephonically;

      o A fee of $1,000 for each committee meeting attended in person which is not held on the same day as a Board meeting; and

      o A fee of $500 for each committee meeting attended telephonically, or which is held on the same day as a Board meeting.

Directors are also reimbursed for out-of-pocket expenses incurred in connection with attending meetings. In addition, pursuant to the terms of the Company's 1999 Stock Option Plan, each non-employee director receives an automatic grant of 8,000 non-qualified stock options upon initial appointment to the Board, and an additional grant of 8,000 non-qualified stock options annually upon re-election to the Board, with all such options vesting one year from date of grant.

Directors who are also executive officers of the Company receive no additional compensation for their services on the Board.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

The Compensation Committee of the Board has furnished the following report on executive compensation. This report will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this information by reference and will not be deemed soliciting material or deemed filed under those Acts.

The Compensation Committee of the Board is composed entirely of independent outside directors. We are responsible for monitoring the performance and compensation of executive officers, reviewing the compensation plans, including bonuses, and administering the Company's stock option plans.

Each year, we comprehensively review the compensation of Fred Sturm, the Company's Chief Executive Officer, and the other executive officers to assure that compensation is appropriately tied to performance and that salary and potential bonus compensation levels are appropriate. To focus and facilitate such review, we developed the following executive compensation guidelines for the Company:

      o executive compensation should be at or above the 50th percentile of technology company market levels to allow the Company to attract and retain talented management;

      o annual variable compensation should reward the executives for achieving specific results which should lead to increased stockholder value; and

      o supplemental benefits and perquisites which reward executives without regard to performance should be minimal.

The compensation of the Chief Executive Officer and of the Company's other executive officers is comprised of three primary components:

      o     Salary
      o     Bonus
      o     Stock options

Salary is fixed at a competitive level to attract and retain qualified candidates. Bonuses are tied specifically to performance of the Company or a specific business unit of the Company and/or individual contributions. Stock options are awarded in amounts we believe necessary to provide incentives for future performance, taking into account individual performance and length of service with the Company. This mix of compensation elements places a significant portion of compensation at risk and emphasizes performance.

From time to time we utilize the services of independent compensation consultants to review and assess various aspects of the Company's compensation program for executive officers as a means of ensuring that the Company maintains compensation at appropriate levels relative to the peer companies and the overall industry in which the Company operates.

Salary. Mr. Sturm's base salary for fiscal 2003 was set at $325,000, effective March 1, 2002, and was determined by us in accordance with the general principles described above. The base salaries of the other executive officers were similarly reviewed and set, with consideration also given to the relationship of those salaries to the salary of Mr. Sturm. Mr. Sturm's base salary for fiscal 2004 is unchanged from his salary in fiscal 2003.

Bonus. For fiscal 2003, we established an expected target bonus for Mr. Sturm of 50% of his base salary that was dependent upon Company performance in relation to the annual operating plan. Mr. Sturm's actual bonus for the year was $164,000. Under the fiscal 2003 incentive compensation program, the target bonus of other senior executive officers was set at between 30% to 40% of their annual base salary, depending upon the actual executive officer, and was also dependent on Company or business unit performance.

Stock Options. We believe that the Company should provide greater equity incentives to the Chief Executive Officer and other executive officers to better align their interests with those of the Company's stockholders, and to enhance retention and continuity of management. Equity incentives for management at the Company have historically been below the median level at peer companies. We assigned option awards to Mr. Sturm and other executive officers in part based on our desire to increase equity incentives at the Company and on their respective compensation levels and individual performance.

COMPENSATION COMMITTEE

Arthur H. Hausman
Ira Coron
Richard Gold

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of Messrs. Hausman, Coron and Gold. Messrs. Hausman and Gold have never been employed by the Company. Mr. Coron was an officer of the Company from March 1994 to February 1999. There are no interlocks between the Company and other entities involving the Company's executive officers and directors who serve as executive officers or directors of other entities.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the annual and long-term compensation for services in all capacities to the Company for each of the three fiscal years in the period ended February 28, 2003 of (i) the Chief Executive Officer and (ii) the next four most highly compensated executive officers:

                                                                    Long Term
                                                                   Compensation
                                                                      Awards
                                                                   ------------
                                             Annual Compensation      Stock
       Name and                   Fiscal    ---------------------     Option         All Other
   Principal Position              Year      Salary        Bonus      Grants      Compensation (1)
------------------------           ----     ---------------------     ------      ----------------
Fred Sturm                         2003     $325,000     $164,000     80,000         $  5,600
Chief Executive Officer            2002      283,000      206,000     25,000           14,100(2)
   and President                   2001      283,000       88,000     40,000            6,000

Robert Hannah                      2003     $210,000     $ 76,000     30,000         $  5,900
   Vice President, Satellite       2002      200,000      100,000     15,000            5,700
   Products                        2001      169,000       34,000     40,000            5,900

Patrick Hutchins (3)               2003     $200,000     $ 81,000     40,000         $ 52,900
   Vice President, Operations      2002      108,000       55,000     50,000          103,900

Kris Kelkar                        2003     $204,000     $ 94,000     30,000         $  5,800
   Senior Vice President,          2002      210,000       99,000     50,000            5,400
   Wireless Access Products        2001      167,000       93,000     40,000            5,100

Richard Vitelle (4)                2003     $175,000     $ 71,000     40,000         $  5,800
   Vice President, Finance         2002      108,000       65,000     35,000            1,300
   and Chief Financial Officer

(1) Amounts include Company matching of employee contributions pursuant to the Company's 401(k) plan, and term life insurance premiums paid by the Company for the benefit of the named officers.

(2) Amount includes cash payments of $8,200 in lieu of time off for earned vacation.

(3) Mr. Hutchins joined the Company effective August 20, 2001. The amount under "All Other Compensation" in the table includes cash payments of $102,600 in 2002 to Mr. Hutchins relating to expenses for his relocation from the East Coast and a recruiting bonus, and $47,000 in 2003 for additional costs associated with his relocation from the East Coast.

(4)   Mr. Vitelle joined the Company effective July 23, 2001.

Employment Agreements and Executive Severance Arrangements

The Company historically had not entered into written employment agreements and severance arrangements with executive officers. During fiscal year 2002, the Compensation Committee addressed the subject of employment agreements, and reached the determination that such agreements with executive officers would help maintain a competitive compensation structure with peer group companies in the telecommunications equipment industry, thereby enhancing the motivation and retention of the Company's executive officers. The Compensation Committee also engaged an independent compensation consultant and legal counsel to provide input on provisions of the employment agreements. As a result of this process, on May 31, 2002, the Company entered into employment agreements with each of the officers named in the Summary Compensation Table above. The key terms of each officer's employment agreement, which are the same for all officers except as noted below, are as follows:

o The officer's base salary will be reviewed by and be subject to adjustment at the sole discretion of the Board of Directors each year during the agreement;

o The officer will be eligible to participate in the Company's employee bonus program and employee stock option award program;

o The initial term of the employment agreement is 12 months (or 24 months in the case of the Chief Executive Officer), and unless either the Company or the officer provide notice of non-renewal at least 30 days before the end of the employment agreement term, the agreement will be automatically extended for a period of one year, with such procedure to be followed in each successive year; and

o If the officer's employment is terminated by the Company for "Cause" (as defined), then he is not entitled to severance pay. If the officer's employment is terminated by the Company without Cause, if the Company elects to not renew the employment agreement, or if the officer resigns for "good reason" (as defined) within 12 months following a change in control of the Company, then the officer is entitled to severance in the form of continuation of payments of base salary and employee benefits coverage for 12 months (or 24 months in the case of the Chief Executive Officer).

Options Grants In Last Fiscal Year

The following table sets forth information on grants of stock options pursuant to the Company's 1999 Stock Option Plan during the fiscal year ended February 28, 2003 to the executive officers included in the Summary Compensation Table:

                                                                                      Potential Realizable Value
                                                                                        at Assumed Annual Rate
                                        % of Total        Exercise                   of Stock Price Appreciation
                                      Options Granted      or Base                       for Option Term (3)
                          Options     to Employees in       Price        Expiration  ---------------------------
      Name                Granted     Fiscal Year (1)     ($/share)       Date (2)        5%             10%
---------------------     -------     ---------------     ---------     -----------    --------       --------
Fred Sturm                80,000            26.6%          $5.00          3/7/2012     $251,600       $637,500
Robert Hannah             30,000            10.0%          $5.00          3/7/2012     $ 94,300       $239,100
Patrick Hutchins          40,000            13.3%          $5.00          3/7/2012     $125,800       $318,700
Kris Kelkar               30,000            10.0%          $5.00          3/7/2012     $ 94,300       $239,100
Richard Vitelle           40,000            13.3%          $5.00          3/7/2012     $125,800       $318,700

(1) In fiscal 2003, option grants to the named executive officers represented 73% of total options granted to employees because of a change in the timing of option grants to non-officer employees, which like officer grants are typically made once a year. The most recent dates for option grants to non-officer employees, other than grants made to newly recruited employees, were February 26, 2002 (in fiscal 2002) and April 25, 2003 (in fiscal 2004). Therefore, no options were granted to non-officer employees during fiscal 2003, other than grants to newly hired managers.

(2) Options become exercisable at the rate of 25% per year, and have an option term of ten years.

(3) The potential realizable value is calculated assuming both a 5% and a 10% annual increase in the stock value from the date and price of the option grant, and also assumes that the option is exercised at the end of 10 years on the last day of the option period (expiration date). The calculated future stock price for options granted at $5.00 assuming 5% annual appreciation is $8.14, and $12.97 assuming 10% annual appreciation. There can be no assurances, however, that such future stock prices or annual appreciation percentage amounts can be achieved.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information as to options exercised during fiscal year 2003, and options held at the end of fiscal year 2003, by executive officers named in the Summary Compensation Table:

                                                   Number of Securities
                        Number                    Underlying Unexercised             Value of Unexercised
                      of Shares                        Options Held                 In-The-Money Options (1)
                      Acquired on   Value      -----------------------------     ----------------------------
Name                   Exercise    Realized    Exercisable     Unexercisable     Exercisable    Unexercisable
----                   --------    --------    -----------     -------------     -----------    -------------
Fred Sturm                0          $0          182,500          112,500          $149,700          $-0-

Robert Hannah             0          $0          122,500           57,500          $101,500          $-0-

Patrick Hutchins          0          $0           25,000           65,000          $    -0-          $-0-

Kris Kelkar               0          $0          145,400           75,000          $ 57,500          $-0-

Richard Vitelle           0          $0           17,500           57,500          $    -0-          $-0-

(1) The value of in-the-money options is computed by multiplying the number of in-the-money options by the difference between the option exercise prices and closing stock price at February 28, 2003 of $4.00. In-the-money options are options whose exercise price is less than $4.00 per share.

Equity Compensation Plan Information

The following table summarizes as of February 28, 2003 the Company's equity compensation plans which authorize the Company to issue equity securities:

------------------------------------------------------------------------------------------------------------------
                                                                                        Number of securities
                             Number of securities to                                  remaining available for
                             be issued upon exercise   Weighted-average exercise    future issuance under equity
                             of outstanding options,      price of outstanding     compensation plans (excluding
                                    warrants             options, warrants and        securities reflected in
      Plan Category              and rights (a)                  rights                     column (a))
------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security
holders                             2,312,338                    $10.51                       308,000*
------------------------------------------------------------------------------------------------------------------
Equity compensation plans
not approved by security              - 0 -                      - 0 -                         - 0 -
holders
------------------------------------------------------------------------------------------------------------------
Total                               2,312,338                    $10.51                       308,000
------------------------------------------------------------------------------------------------------------------

* Under the Company's 1999 Stock Option Plan, on the first business day of each fiscal year the number of options available for grant is reset to an amount equal to the lesser of 500,000 or 4% of the total number of outstanding shares of the Company's Common Stock. Pursuant to this provision, on March 3, 2003, the number of options available for grant under the 1999 Stock Option Plan was increased from 308,000 to 500,000.

Stock Performance Graph

The following graph and table compares the Company's stock performance to three stock indices over a five-year period assuming a $100 investment was made on the last day of fiscal year 1998.

                               [PERFORMANCE GRAPH]

    [The following was represented as a line chart in the printed material.]

--------------------------------------------------------------------------------------------------
Years Ended February 28,               1998       1999       2000       2001       2002       2003
--------------------------------------------------------------------------------------------------
                                                            (in dollars)
California Amplifier, Inc.              100          34      1,641        211       176        145
NASDAQ Composite Index                  100         130        266        121        99         77
NASDAQ Electronic Components            100         124        354        144       108         75
NASDAQ Telecommunications               100         163        278        108        52         38
--------------------------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10 percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission, the National Association of Securities Dealers and the Company. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file, or late filing, of such reports with respect to the fiscal year ended February 28, 2003. Based solely upon a review of reports delivered to the Company during this period, all of these filing requirements were satisfied on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has adopted a policy pursuant to which material transactions between the Company and its executive officers, directors, nominees for election as directors, and principal stockholders (i.e., stockholders owning beneficially five percent or more of the outstanding voting securities of the Company) and members of immediate family of any of the foregoing persons, shall be submitted to the Board of Directors for approval by a disinterested majority of the directors voting with respect to the transaction. For this purpose, a transaction is deemed material if such transaction, alone or together with a series of similar transactions during the same fiscal year, involves an amount which exceeds $60,000. No such transactions occurred during the fiscal year ended February 28, 2003.

                          REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee operates under a written charter which was adopted by the Board in May 2001. On May 28, 2003, the Board of Directors adopted an amended and restated Audit Committee Charter, which is attached hereto as Exhibit A. The Audit Committee consists of three directors, none of whom were or are officers or employees of the Company. The current members of the Audit Committee are Thomas Ringer, who serves as Chairman, Arthur Hausman and Frank Perna, Jr. Each is an "independent" director within Section 4200(a)(14) of the National Association of Securities Dealers' Marketplace Rules.

Duties of the Audit Committee during the period covered by this Report were to:

      o oversee the Company's internal accounting and operational controls as well as its financial and regulatory reporting,

      o select the Company's independent auditors and assess their performance on an ongoing basis,

      o review the Company's interim and year-end financial statements and audit findings with management and the Company's independent auditors, and take any action considered appropriate by the Audit Committee and the Board,

      o review the Company's general policies and procedures regarding audits, accounting and financial controls, the scope and results of the auditing engagement, and the extent to which the Company has implemented changes suggested by the auditors,

      o review the results of each audit by the Company's independent accountants and discuss with them any factors, including, without limitation, the provision of any non-audit services, that may affect their independence,

      o perform other oversight functions as requested by the full Board, and

      o     report activities performed to the full Board.

Management is responsible for the Company's internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee reviewed California Amplifier's audited financial statements for the fiscal year ended February 28, 2003 and discussed with both the management of California Amplifier and KPMG LLP ("KPMG"), its independent public accountants, these financial statements. California Amplifier's management, which has primary responsibility for the Company's financial statements, represented to the Audit Committee that its audited financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, "Communication with Audit Committees", and SAS No. 90, "Audit Committee Communications". The Audit Committee also received from KPMG the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and discussed with KPMG the independence of that firm. For the fiscal year ended February 28, 2003, KPMG received fees for the audit of California Amplifier's consolidated financial statements, for income tax planning and return preparation services, for services rendered in connection with the Company's acquisition of Kaul-Tronics, and for various accounting related consultation and advice. The Audit Committee also considered whether the provision of these services is compatible with maintaining the independence of KPMG.

Based on the review and discussions as described above, and in reliance thereon, the Audit Committee recommended to Board of Directors that the audited financial statements be included in Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2003.

AUDIT COMMITTEE

Thomas L. Ringer
Arthur Hausman
Frank Perna, Jr.

                         INDEPENDENT PUBLIC ACCOUNTANTS

KPMG was selected by the Board of Directors as independent public accountants to audit the consolidated financial statements of the Company for fiscal year 2003. A representative of KPMG is expected to be present at the 2003 Annual Meeting, and will have the opportunity to make a statement and respond to questions. KPMG has served as the Company's independent public accountants since fiscal 2002.

On April 3, 2002, the Board of Directors, upon recommendation of the Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as the Company's independent auditor. Andersen's reports on the Company's consolidated financial statements for fiscal years 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, as previously reported in the Company's Form 8-Ks filed with the Securities and Exchange Commission on April 4, 2001 and May 23, 2001, Andersen's report on the Company's consolidated financial statements for fiscal year 2000 was withdrawn on April 2, 2001 when it was discovered that such financial statements contained misstatements made by the Company's former controller. Andersen's audit report, as restated, on the fiscal year 2000 financial statements was reissued on May 21, 2001, following the correction and re-audit of such financial statements.

During fiscal years 2000 and 2001 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of such disagreements in connection with their reports on the Company's consolidated financial statements for such years.

In connection with their audits of the financial statements of the Company for fiscal years 2000 and 2001, Andersen reported to the Company's Board of Directors conditions they believed to be material weaknesses in the Company's system of internal accounting and financial controls. In response, management identified measures to improve the Company's system of internal controls, including implementing more rigorous internal accounting policies, procedures and controls. Management believes these improved procedures corrected the noted weaknesses.

During fiscal years 2000 and 2001, and through April 4, 2002, the date KPMG was engaged as independent auditor, the Company did not consult KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided by KPMG to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Fees paid to KPMG

Fees and out-of-pocket expenses for the fiscal year 2003 audit, and other work provided by KPMG during fiscal year 2003, are as follows:

     Audit fees and expenses                                     $165,000

     Financial information systems design
        and implementation fees                                  $    -0-

     All other fees                                              $ 92,000

The amount shown for "All other fees" represents fees for income tax planning and return preparation services ($52,000), fees associated with accounting services rendered in connection with the Company's acquisition of Kaul-Tronics In April 2002 ($33,000), and fees for advising on the accounting treatment of various transactions ($7,000).

                                  ANNUAL REPORT

The Annual Report to Stockholders for the fiscal year ended February 28, 2003 is being sent to all stockholders with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of any Proxy.

                              STOCKHOLDER PROPOSALS

The Bylaws of the Company provide that at any meeting of the stockholders only such business shall be conducted as shall have been brought before the meeting by or at the discretion of the Board of Directors or by any stockholder of the Company who gives written notice (in the form required by the Bylaws) of such business to the Corporate Secretary of the Company not less than 60 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. The Bylaws also provide that only such nominations for the election of directors may be considered as are made by the Board of Directors, or by any stockholder entitled to vote in the election of directors who provides written notice (in the form required by the Bylaws) of such stockholder's intent to make such nomination to the Corporate Secretary of the Company not later than 60 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting.

Stockholders who intend to submit proposals for inclusion in the Proxy Statement relating to the fiscal year ending February 28, 2004 must do so by sending the proposal and supporting statements, if any, to the Company no later than February 14, 2004. Such proposals should be sent to the attention of the Corporate Secretary, California Amplifier, Inc., 460 Calle San Pablo, Camarillo, California 93012.

                                  OTHER MATTERS

Except for the matters described herein, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at such meeting that is a proper subject for action by the stockholders. However, if any other matters should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or person(s) acting under the Proxy.

By Order of the Board of Directors,

/s/ Richard K. Vitelle

Richard K. Vitelle
Corporate Secretary

Camarillo, California
June 16, 2003

                                                                       EXHIBIT A

                           CALIFORNIA AMPLIFIER, INC.
                             AUDIT COMMITTEE CHARTER
                                  MAY 28, 2003

1.    Members

      The Board of Directors shall appoint an Audit Committee of at least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson. Members of the Audit Committee shall be appointed by the Board of Directors upon the recommendation of the Governance and Nominating Committee, and may be removed by the Board of Directors in its discretion. For the purposes hereof, the term "independent" shall mean a director who meets the independence requirements of the Nasdaq Stock Market, Inc. ("NASDAQ"), as determined by the Board of Directors.

      Each member of the Company's Audit Committee must be financially literate at the time of appointment and at least one member of the Audit Committee must have accounting or related financial management expertise, as determined by the Board of Directors.

2.    Purposes, Duties, and Responsibilities

      The purposes of the Audit Committee shall be to:

      o represent and assist the Board of Directors in discharging its oversight responsibility relating to: (i) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements;
            (iii) the Company's program to monitor compliance with internal controls; (iv) the outside auditor's qualifications and independence; and (v) the performance of the Company's outside auditor; and

      o prepare the Audit Committee report required by the rules of the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement.

      Among its specific duties and responsibilities, the Audit Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, NASDAQ or other regulatory authority:

      a. Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the work of the outside auditor. In this regard, the Audit Committee shall appoint and retain, approve the compensation of, evaluate and terminate, when appropriate, the outside auditor, which shall report directly to the Audit Committee.

      b. Approve in advance all audit services to be provided by the outside auditor, including any written engagement letters related thereto. (By approving the audit engagement, the audit service contemplated in any written engagement letter shall be deemed to have been pre-approved.)

      c. Establish policies and procedures for the engagement of the outside auditor to provide permissible audit and non-audit services, which shall include pre-approval by the Audit Committee of all permissible non-audit services to be provided by the outside auditor.

      d. Consider, at least annually, the independence of the outside auditor, including whether the outside auditor's performance of permissible non-audit services is compatible with the auditor's independence; obtain and review a report by the outside auditor describing any relationships between the outside auditor and the Company or any other relationships that may adversely affect the independence of the auditor; and discuss with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the auditor.

      e. Review and discuss with the outside auditor: (i) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditor's activities or on access to requested information, and any significant disagreements with management; and (ii) any reports of the outside auditor with respect to interim periods.

      f. Review and discuss with management and the outside auditor the annual audited and quarterly unaudited financial statements of the Company, including: (i) an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (ii) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including the development, selection and reporting of accounting policies that may be regarded as critical; (iii) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations; and (iv) review reports from the outside auditor as required by SEC rules.

      g. Recommend to the Board based on the review and discussion described in paragraphs (d) - (f) above, whether the financial statements should be included in the Annual Report on Form 10-K.

      h. Review and discuss the adequacy and effectiveness of the Company's internal controls, any significant deficiencies in internal controls, and significant changes in such controls; and review and discuss with the principal financial officer of the Company and such others as the Audit Committee deems appropriate, the scope and results of the program to monitor compliance with internal controls.

      i. Review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

      j. Review and discuss corporate policies with respect to earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies.

      k. Review and discuss with management and the outside auditors any material financial or non-financial arrangements of the Company that do not appear in the financial statements of the Company.

      l. Review and approve all related party transactions (as defined in applicable listing standards).

      m. Review material pending legal proceedings involving the Company and other contingent liabilities, and consult with outside legal counsel on such matters as deemed necessary.

      n. Establish procedures for receiving and handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

      o. Administer the Company's code of conduct in conjunction with administering the procedure for handling employee complaints on accounting and auditing matters.

      p. Evaluate annually the performance of the Audit Committee and the adequacy of the Audit Committee charter.

3.    Outside Advisors

      The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its functions. The Audit Committee shall have sole authority to approve related fees and retention terms.

4.    Meetings

      The Audit Committee will meet at least four times per year, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee shall meet separately in executive session, periodically, with each of management and the outside auditor. A majority of the members of the Audit Committee present in person or by telephone shall constitute a quorum. The Audit Committee shall report regularly to the full Board of Directors with respect to its activities.

--------------------------------------------------------------------------------

================================================================================

                           CALIFORNIA AMPLIFIER, INC.

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON JULY 17, 2003

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder of California Amplifier, Inc. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2003 Annual Meeting of Stockholders, and hereby appoints Ira Coron and Fred Sturm, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Common Stock of the Company held of record by the undersigned on June 10, 2003 at the Annual Meeting of Stockholders to be held on July 17, 2003 and at any postponements or adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED; HOWEVER, IF NO INSTRUCTIONS ARE GIVEN , THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR LISTED, AND IN THE DISCRETION OF THE PROXIES ON ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                           (CONTINUED ON REVERSE SIDE)

================================================================================

CALIFORNIA AMPLIFIER, INC.              VOTE BY MAIL
ATTN: INVESTOR RELATIONS                Mark, sign, and date your proxy card and
460 CALLE SAN PABLO                     return it in the postage-paid envelope
CAMARILLO, CA 93012                     we have provided or return it to
                                        California Amplifier, Inc., c/o ADP, 51
                                        Mercedes Way, Edgewood, NY 11717.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                          CALIA1       KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

====================================================================================================================================
CALIFORNIA AMPLIFIER, INC.

      1.    Election of Directors:

            NOMINEES:                                   For   Withhold   For All     To withhold authority to vote for any
            01)   Ira Coron                             All     All       Except     individual nominee, mark "For All
            02)   Fred Sturm                                                         Except" and write that nominee's number
            03)   Richard Gold                          |_|     |_|         |_|      on the line below.
            04)   Arthur Hausman
            05)   Frank Perna, Jr.                                                   -----------------------------------------------
            06)   Thomas Ringer
                                                                                                             For   Against   Abstain

      2.    In their discretion, the Proxies are authorized to vote upon such other business as may
            properly come before such meeting and any and all postponements or adjournments thereof.         |_|     |_|       |_|

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR
DIRECTOR LISTED ABOVE, AND IN THE DISCRETION OF THE PROXIES ON MATTERS DESCRIBED IN ITEM 2.

NOTE: Please sign exactly as the name appears hereon. When the shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership's name by an authorized person.

=================================================                    =================================================

=================================================                    =================================================
Signature [PLEASE SIGN WITHIN BOX]   Date                            Signature (Joint Owners)            Date

====================================================================================================================================